Exhibit 4.3(a)
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED		REGISTERED
Principal Amount:
No.RA-	U.S. BANCORP	$
	Medium-Term Note, Series R (Senior)	CUSIP
	(Global Fixed Rate Note)	No.

ORIGINAL ISSUE DATE:	MATURITY DATE:

INTEREST RATE:	REDEMPTION TERMS:

SPECIFIED CURRENCY:	OTHER TERMS:
     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                              or registered assigns, the principal sum of                       DOLLARS ($                    ) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on (but excluding) each February 1 and August 1 or such other dates, if any, as are specified under “Other Terms” above (the “Interest Payment Dates”), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which shall, unless otherwise specified under “Other Terms” above, be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business

Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, and no interest will accrue for the period from and after that Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, and no interest will accrue with respect to the payment due on such Interest Payment Date for the period from and after that Interest Payment Date to the next succeeding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to The Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.
     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date, subject to certain exceptions. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If the bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

2

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee identified below, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary
TRUSTEE’S CERTIFICATE
OF AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant to
the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee
By
Authorized Signatory
Or by
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent
By
Authorized Officer

4

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series R (Senior)
(Global Fixed Rate Note)
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.
     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and with similar terms, and of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms,” this Note is not subject to any sinking fund.
     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate

5

principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     Unless otherwise set forth on the face hereof, under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Note may have such additional or different terms as are set forth on the face hereof under “Other Terms.” Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.
     This Note shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

6

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)
under Uniform Gift to Minors Act

(State)
     Additional abbreviations may be used though not in the above list.

7

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in New York City or by a member of the New York Stock Exchange.

8

Exhibit 4.3(b)
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED		REGISTERED
Principal Amount:
No. RB-	U.S. BANCORP	$
	Medium-Term Note, Series R (Senior)	CUSIP
	(Global Floating Rate Note)	No.

No.
ORIGINAL ISSUE DATE:	MATURITY DATE:

INITIAL INTEREST RATE:	SPREAD:

BASE RATE (and, if	SPREAD MULTIPLIER:
applicable, related Interest Periods):
☐	Commercial Paper Rate REDEMPTION TERMS:

☐	Federal Funds Rate
☐ Federal Funds (Effective) Rate

☐ Federal Funds Open Rate

☐ Federal Funds Target Rate
☐	LIBOR

☐	EURIBOR

☐	Prime Rate

☐	CD Rate

☐	Treasury Rate

☐	CMT Rate
☐ Reuters Page FRBCMT

☐ Reuters Page FEDCMT
☐ One-Week ☐ One-Month
☐	Other (see “Other Terms”) OTHER TERMS:
INDEX MATURITY:
MAXIMUM INTEREST RATE:
MINIMUM INTEREST RATE:
INTEREST RESET DATES:
INTEREST PAYMENT DATES:
INTEREST RESET PERIOD:
SPECIFIED CURRENCY:
DAY COUNT CONVENTION:
☐	30/360 for the period

From To

☐	Actual/360 for the period

From To

☐	Actual/Actual for the period

From To

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     or registered assigns, the principal sum of                                         DOLLARS ($                    ) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or, except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date shown above, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions set forth on the reverse side hereof relating to the applicable Base Rate specified above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which, unless otherwise specified under “Other Terms” above, shall be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR and EURIBOR notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to The Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under “Redemption Terms”, this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the registered holder of the Note.
     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If the bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.
     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary
TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant
to the within-mentioned Indenture.
CITIBANK, N.A.
as Trustee
By
Authorized Signatory
Or by
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent
By
Authorized Officer

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series R (Senior)
(Global Floating Rate Note)
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture dated as of October 1, 1991 (herein called the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.
     General
     The rate of interest for this Note will be determined by reference to one or more Base Rates specified on the face hereof, which may be adjusted by a Spread and/or Spread Multiplier. The “Spread” is the number of basis points, or one-hundredth of a percentage point, specified on the face hereof to be added or subtracted from the Base Rate specified on the face hereof. The “Spread Multiplier” is the percentage specified on the face hereof to be applied to the Base Rate specified on the face hereof. This Note may also have either or both of the following: (i) a Maximum Interest Rate, or ceiling, on the rate at which interest will accrue during any Interest Reset Period; and (ii) a Minimum Interest Rate, or floor, on the rate at which interest will accrue during any Interest Reset Period. Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Under present New York law, the maximum rate of interest is 25% per annum on a simple interest basis. This limit may not apply to Notes in which $2,500,000 or more has been invested.
     Commencing with the Interest Reset Date specified on the face hereof, first following the Original Issue Date specified on the face hereof, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such specified period, an “Interest Reset Period,” and the date on which each such reset occurs, an “Interest Reset Date”). Unless otherwise specified on the face hereof under “Other Terms,” the Interest Reset Date will be as follows: in the case of Notes which are reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) which are reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which are reset weekly, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); in the case of Notes which are reset monthly, the third Wednesday of each month; in the case of Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes which are reset semi-annually, the third Wednesday of the two months of each year as indicated on the face hereof, by the Interest Reset Dates; and in the case of Notes which are reset annually, the third Wednesday of the month of each year as indicated on the face hereof, by the Interest Reset Dates. Unless otherwise specified on the face hereof, the interest rate determined with respect to any Interest Determination Date (as defined below) will become effective on the next succeeding Interest Reset Date; provided, however, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date with respect to this Note (the “Initial Interest Rate”) will be as set forth on the face hereof. If any Interest Reset Date for any Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR and EURIBOR notes, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.
     As used herein, “Interest Determination Date” is the date that the Calculation Agent will refer to, when determining the new interest rate at which the interest rate on a Floating Rate Note will reset. Unless otherwise specified on the face hereof under “Other Terms,” the Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note, a CD Rate Note, or a CMT Rate Note (the “Commercial Paper Rate Interest Determination Date”, the “CD Rate Interest Determination Date”, and the “CMT Rate Interest Determination Date”, respectively) will be the second Business Day before the Interest Reset Date; for Federal Funds Rate Notes and Prime Rate Notes, the Business Day immediately preceding the related Interest Reset Date (the “Federal Funds Rate Interest Determination Date” and the “Prime Rate Interest Determination Date”, respectively); for EURIBOR Notes, the second TARGET Business Day before the Interest Reset Date (the “EURIBOR Interest Determination Date”); and for LIBOR Notes, the second London Business Day before the Interest Reset Date (the “LIBOR Interest Determination Date”). Unless otherwise specified on the face hereof under “Other Terms,” the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the “Treasury Rate Interest Determination Date”) will be the Business Day (other than the Interest Reset Date) on which Treasury Bills would normally be auctioned in the week in which such Interest Reset Date falls. Treasury Bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, that Friday will be the Treasury Rate Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on a day that is an Interest Reset Date for a Treasury Rate Note, the Interest Reset Date will be the following Business Day. The Interest Determination Date for a Floating Rate Note, which interest rate is determined by two or more Base Rates, will be the latest Business Day which is at least two Business Days prior to the Interest Reset Date for such Floating Rate Note on which each such Base Rate can be determined.
     Unless otherwise specified on the face hereof under “Other Terms,” interest payments on this Note on an Interest Payment Date will accrue from and including the most recent Interest Payment Date on which interest is paid or duly provided for, or if no interest is paid or duly provided for, the date will be from and including the Original Issue Date or any other date specified on the face hereof on which interest begins to accrue. Interest will accrue to, but excluding, the next Interest Payment Date, or if earlier, the date on which the principal is paid or duly made available for payment. Accrued interest is calculated by multiplying the face amount of this Note by the applicable accrued interest factor (the “Accrued Interest Factor”). This Accrued Interest Factor is the sum of the interest factors calculated for each day from the Original Issue Date or from the last date to which interest has been paid or duly provided for to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the annual interest rate, expressed as a decimal, applicable to that day by 360 in the case of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes, EURIBOR Notes, Prime Rate Notes, and CD Rate Notes, or by the actual number of days in the year in the case of Treasury Rate Notes and CMT Rate Notes. The interest rate in effect on each day will be (i) if the day is an Interest Reset Date, the interest rate for the Interest Determination Date related to the Interest Reset Date or (ii) if the day is not an Interest Reset Date, the interest rate for the Interest Determination Date related to the next preceding Interest Reset Date, subject in either case to the Maximum Interest Rate or Minimum Interest Rate referred to on the face hereof.
     On or before the Calculation Date (as defined below), U.S. Bank Trust National Association, as Calculation Agent (the “Calculation Agent”), will determine the interest rate in accordance with the foregoing with respect to the applicable Base Rate and will notify the Paying Agent. The Paying Agent will determine the Accrued Interest Factor applicable to this Note. The Paying Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The determinations of interest rates made by the Calculation Agent shall, in the absence of manifest error, be conclusive and binding, and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The determinations of Accrued Interest Factors made by the Paying Agent shall be conclusive and binding. Unless otherwise specified on the face hereof under “Other Terms,” the “Calculation Date” means the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if that day is not a Business Day, the following Business Day, and (ii) the Business Day before the applicable Interest Payment Date, Maturity Date or Redemption Date, as the case may be.
     Unless otherwise specified on the face hereof under “Other Terms,” all percentages resulting from any calculation on this Note, will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward. For example, 9.876545% (or .09876545) will be rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) will be rounded to 9.87654% (or .0987654)).

All calculations of the Accrued Interest Factor for any day on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-millionth, with five one-billionths rounded upward (e.g., .098765455 will be rounded to .09876546 and .098765454 will be rounded to .09876545). All dollar amounts used in or resulting from calculation on this Note will be rounded to the nearest cent, with one-half cent being rounded upward.
     Determination of Commercial Paper Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the Commercial Paper Rate, this Note is a “Commercial Paper Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Commercial Paper Rate as adjusted by the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Commercial Paper Rate Interest Determination Date. Commercial Paper Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” “Commercial Paper Rate” means, with respect to any Commercial Paper Rate Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the Index Maturity specified on the face hereof as published in “Statistical Release H.15(519), Selected Interest Rates” or any successor publication of the Board of Governors of the Federal Reserve System (“H.15 (519)”) under the heading “Commercial Paper — Nonfinancial.”
     The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above: (1) If the rate is not published by 3:00 p.m., New York City time, on the Calculation Date relating to the Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on the Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as set forth in the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication (the “H.15 Daily Update”) under the heading “Commercial Paper — Nonfinancial;” (2) If by 3:00 p.m., New York City time, on the Calculation Date the rate is not published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on the Commercial Paper Rate Interest Determination Date, of three leading dealers of commercial paper in New York City selected by the Calculation Agent, after consultation with the Company, for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected by the Calculation Agent are not quoting as described above in this sentence, the Commercial Paper Rate in effect immediately before the Commercial Paper Rate Interest Determination Date will not change and will remain the Commercial Paper Rate in effect on the Commercial Paper Rate Interest Determination Date.
     “Money Market Yield” shall be a yield calculated in accordance with the following formula:

where “D” refers to the applicable per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Interest Period for which the interest is being calculated.
     Determination of Federal Funds Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the Federal Funds Rate, this Note is a “Federal Funds Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Federal Funds Rate as adjusted by the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Federal Funds Rate Interest Determination Date. Federal Funds Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any. The Federal Funds Rate will be calculated by reference to either the Federal Funds (Effective) Rate, the Federal Funds Open Rate or the Federal Funds Target Rate, as specified on the face hereof.
     Unless otherwise specified on the face hereof under “Other Terms,” “Federal Funds Rate” means the rate determined by the Calculation Agent, with respect to any Federal Funds Rate Interest Determination Date, in accordance with the following provisions:
     (1) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date shall be the rate with respect to such date for United States dollar federal funds as published in H.15(519) opposite the caption “Federal Funds (Effective),” as such rate is displayed on Reuters on page FEDFUNDS1 (or any other page as may replace such page on such service) (“Reuters Page FEDFUNDS1”) under the heading “EFFECT,” or, if such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date, the rate with respect to such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal funds (effective).” If such rate does not appear on Reuters Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of U.S. dollar federal funds transactions in New York City (which may include the agents or their affiliates) selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on the Business Day following such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.
     (2) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date shall be the rate on such date under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Reuters on page 5 (or any other page as may replace such page on such service) (“Reuters Page 5”), or, if such rate does not appear on Reuters Page 5 by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for the Federal Funds Rate Interest Determination Date will be the rate for that day displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg. If such rate does not appear on Reuters Page 5 or is not displayed on FFPREBON Index page on Bloomberg or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.
     (3) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for such Federal Funds Rate Interest Determination Date will be the rate for that day appearing on Reuters Page USFFTARGET= (or any other page as may replace such page on such service) (“Reuters Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Reuters Page USFFTARGET= by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date.

     Determination of LIBOR
     If the Base Rate specified on the face hereof with respect to any Interest Period is LIBOR, this Note is a “LIBOR Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be LIBOR as adjusted by the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable LIBOR Interest Determination Date. LIBOR Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” “LIBOR” will be determined by the Calculation Agent with respect to each LIBOR Interest Determination Date in accordance with the following provisions:
     (1) With respect to LIBOR Interest Determination Date, LIBOR will be the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof as such rate is displayed on Reuters on page LIBOR01 (or any other page as may replace such page on such service for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency) (“Reuters Page LIBOR01”) as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If no such rate so appears, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with provision described in clause (2) below.
     (2) With respect to LIBOR Interest Determination Date on which no rate is displayed on Reuters Page LIBOR01 as specified in clause (1) above, the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include affiliates of the agents) in the London interbank market, as selected by the Calculation Agent to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the agents) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.
     As referenced above, “Designated LIBOR Currency” means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such Designated LIBOR Currency is specified on the face hereof, U.S. dollars. “Principal Financial Center” means (i) the capital city of the country issuing the Designated LIBOR Currency or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates, except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City, Sydney, Toronto, London (solely in the case of the Designated LIBOR Currency), Wellington, Johannesburg and Zurich, respectively.
     Determination of EURIBOR
     If the Base Rate specified on the face hereof with respect to any Interest Period is EURIBOR, this Note is a “EURIBOR Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest

Reset Date relating to such Interest Period shall be the EURIBOR Rate as adjusted by the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable EURIBOR Interest Determination Date. EURIBOR Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” EURIBOR means, with respect to any EURIBOR Interest Determination Date, a base rate equal to the interest rate for deposits in euro designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI — the Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing that rate. EURIBOR will be determined in the following manner:
     (1) EURIBOR will be the offered rate for deposits in euro having the Index Maturity specified on the face hereof, beginning on the second euro Business Day after such EURIBOR Interest Determination Date, as that rate appears on Reuters Page EURIBOR 01 as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date.
     (2) If the rate described above does not appear on Reuters Page EURIBOR 01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent: euro deposits having such EURIBOR Index Maturity, beginning on such EURIBOR Interest Reset Date, and in a representative amount. The Calculation Agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the quotations.
     (3) If fewer than two quotations are provided as described above, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m., Brussels time on that EURIBOR Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent: loans of euro having such EURIBOR Index Maturity, beginning on such EURIBOR Interest Reset Date, and in an amount that is representative of a single transaction in euro in that market at the time.
     (4) If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new Interest Period will be EURIBOR in effect for the prior Interest Period. If the initial Base Rate has been in effect for the prior Interest Period, however, it will remain in effect for the new Interest Period.
     Determination of Prime Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the Prime Rate, this Note is a “Prime Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Prime Rate as adjusted by the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Prime Rate Interest Determination Date. Prime Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” “Prime Rate” means, with respect to any Prime Rate Interest Determination Date, the rate on such date as such rate is published in H.15(519) under the caption “Bank prime loan” or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Bank prime loan.” If such rate is not yet published in H.15(519), H.15 Daily Update, or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the rates of interest publicly announced by each bank that appears on Reuters on page USPRIME1 (or any other page as may replace such page on such service for the purpose of displaying prime rates or base lending rates of major United States banks) (“Reuters Page USPRIME1”) as such bank’s prime rate or base lending rate as of 11:00 a.m., New York City time, on such Prime Rate Interest Determination Date. If fewer than four such rates so appear on the Reuters Page USPRIME1 for such Prime Rate Interest Determination Date by 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include affiliates of the dealers) in New York City selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.
     “Reuters Page USPRIME1” means the display on the Reuters 3000 Xtra Service (or any successor service) on the “USPRIME1 Page” (or such other page as may replace the USPRIME1 Page on such service) for the purpose of displaying prime rates or base lending rates of major U.S. banks.
     Determination of the CD Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the CD Rate, this Note is a “CD Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CD Rate as adjusted by the Spread and/or the Spread Multiplier, as specified on the face hereof, as determined on the applicable CD Rate Interest Determination Date. CD Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” “CD Rate” means, with respect to any CD Rate Interest Determination Date, the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519), under the heading “CDs (Secondary Market).” If the CD Rate cannot be determined in this manner, the following procedures will apply:
     (1) If the rate described above is not published by 3:00 p.m., New York City time, on the relevant Calculation Date, then the CD Rate will be the rate on that CD Rate Interest Determination Date for negotiable U.S. dollar certificates of deposit having the specified Index Maturity as published in H.15 Daily Update, or other recognized electronic sources used for the purpose of displaying the applicable rate, under the caption “CDs (Secondary Market).”
     (2) If by 3:00 p.m., New York City time, on the applicable Calculation Date, that rate is not published in either H.15(519), H.15 Daily Update or another recognized electronic source, the CD Rate for that CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that CD Rate Interest Determination Date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in New York City, which may include one or more of the agents or their affiliates, selected by the Calculation Agent, after consultation with us, for negotiable U.S. dollar certificates of deposit of major U.S. money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time.
     (3) If the dealer(s) selected as described above by the Calculation Agent are not quoting rates as set forth above, the CD Rate for that CD interest rate determination date will be the CD Rate in effect for the immediately preceding interest reset period, or if there was no interest reset period, then the rate of interest payable will be the Initial Interest Rate.
     Determination of Treasury Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the Treasury Rate, this Note is a “Treasury Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate as adjusted by the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Treasury Rate Interest Determination Date. Treasury Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “Treasury Rate” means, with respect to any Treasury Rate Interest Determination Date, the rate from the auction held on such Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof under the caption “INVEST RATE” on the display on Reuters page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) or, if not so published at 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High.” If such rate is not so published in the related H.15 Daily Update or another recognized source by 3:00 p.m., New York City time, on the related Calculation Date, the Treasury Rate on such Treasury Rate Interest Determination Date shall be the Bond Equivalent Yield of the Auction rate of such Treasury Bills as announced by the United States Department of the Treasury. In the event that such Auction rate is not so announced by the United States Department of the Treasury on such Calculation Date, or if no such Auction is held, then the Treasury Rate on such Treasury Rate Interest Determination Date shall be the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “U.S. government securities/treasury bills/secondary market” or, if not yet published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. government securities/treasury bills (secondary market).” If such rate is not yet published in the H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Treasury Rate on such Treasury Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Interest Determination Date, of the three leading primary United States government securities dealers (which may include the agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.
     The “Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable interest reset period.
     Determination of CMT Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the CMT Rate, this Note is a “CMT Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CMT Rate as adjusted by the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable CMT Rate Interest Determination Date. CMT Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” with respect to any CMT Rate Interest Determination Date:
     (1) If “Reuters Page FRBCMT” is the specified CMT Reuters Page on the face hereof, the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in H.15(519)

under the caption “Treasury constant maturities,” as such yield is displayed on Reuters (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Reuters Page FRBCMT”) for such CMT Rate Interest Determination Date. If such rate does not appear on Reuters Page FRBCMT, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof and for such CMT Rate Interest Determination Date as set forth in H.15(519) under the caption “Treasury constant maturities.” If such rate does not appear in H.15(519), the CMT Rate on such CMT Rate Interest Determination Date shall be the rate for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in H.15(519). If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for such CMT Rate Interest Determination Date, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate Interest Determination Date shall be the CMT Rate in effect on such CMT Rate Interest Determination Date.
     (2) If “Reuters Page FEDCMT” is the specified CMT Reuters Page on the face hereof, the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in H.15(519) opposite the caption “Treasury Constant Maturities,” as such yield is displayed on Reuters on page FEDCMT (or any other page as may replace such page on such service) (“Reuters Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls. If such rate does not appear on Reuters Page FEDCMT, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the week or month, as applicable, preceding such CMT Rate Interest Determination Date as set forth in H.15(519) opposite the caption “Treasury Constant Maturities.” If such rate does not appear in H.15(519), the CMT Rate on such CMT Rate Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls. If the Federal Reserve Bank of New York does not publish a one-week or one-month, as specified on the face hereof, average yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the applicable week or month, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity of no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity longer than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate determination date shall be the CMT Rate in effect on such CMT Rate Interest Determination Date.
     Redemption
     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof, under “Redemption Terms”, this Note is not subject to any sinking fund.
     Miscellaneous Provisions
     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     Unless otherwise set forth on the face hereof under “Other Terms,” the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Note may have such additional or different terms as are set forth on the face hereof under “Other Terms.” Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.
     This Note shall be governed by and construed in accordance with the laws of the State of New York.
     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM—as tenants in common
     TEN ENT—as tenants by the entireties
     JT TEN—as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—		Custodian
	(Cust)		(Minor)
under Uniform Gift to Minors Act

(State)
     Additional abbreviations may be used though not in the above list.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

          (Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in New York City or by a member of the New York Stock Exchange.

Exhibit 4.3(c)
REGISTERED
No. RC–
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
REGISTERED
Principal Amount:
$
CUSIP
No.
U.S. Bancorp
Medium-Term Note, Series R (Senior)
(Global Original Issue Discount Zero Coupon Note)

ORIGINAL ISSUE DATE:	MATURITY DATE:

OTHER TERMS:	REDEMPTION TERMS:

ORIGINAL ISSUE DISCOUNT:	YIELD TO MATURITY:

SPECIFIED CURRENCY:
     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                         or registered assigns, the principal sum of                      DOLLARS ($                    ) on the Maturity Date shown above.
     The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the Yield to Maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date and no interest will accrue for the period from or after that Maturity Date. In the event that any Redemption Date is not a Business Day, such Redemption Date shall be postponed to the next day that is a Business Day, and no interest will accrue for the period from or after that Redemption Date. Payment of the principal of (and premium, if any) and interest on this Note will be made to The Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date.
     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.
     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary
TRUSTEE’S CERTIFICATE
OF AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant to
the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee
By
Authorized Signatory
Or by
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent
By
Authorized Officer

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series R (Senior)
(Global Original Issue Discount Zero Coupon Note)
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided may be issued in an unlimited principal amount.
     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified on the face hereof under “Other Terms”, expressed as percentages of the Amortized Face Amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms”, this Note is not subject to any sinking fund.
     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.
     The amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity or in the event that this Note is redeemed shall, unless otherwise indicated on the face hereof under “Other Terms”, be the Amortized Face Amount of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the day such payment is due and payable, as determined by the

Company, plus, in each case, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)).
     The “Amortized Face Amount” of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated. In no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term “issue price” means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified on the face hereof. The term “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date of this Note specified on the face hereof, to the Stated Maturity hereof based on the issue price and stated redemption price at the maturity hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal (and premium, if any) of this Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     Unless otherwise set forth on the face hereof under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Note may have such additional or different terms as are set forth on the face hereof, under “Other Terms”. Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.
     This Note shall be governed by and construed in accordance with the laws of the State of New York.
     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—		Custodian
	(Cust)		(Minor)
under Uniform Gift to Minors Act

(State)
     Additional abbreviations may be used though not in the above list.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

     (Name and address of assignee, including zip code, must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in New York City or by a member of the New York Stock Exchange.

Exhibit 4.3(d)
REGISTERED
No. RD—
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
REGISTERED
Principal Amount
$
CUSIP
No.
U.S. Bancorp
Medium-Term Note, Series R (Senior)
(Global Original Issue Discount Fixed Rate Note)

ORIGINAL ISSUE DATE:		MATURITY DATE:

INTEREST RATE:		REDEMPTION TERMS:

OTHER TERMS:

ORIGINAL ISSUE DISCOUNT:		YIELD TO MATURITY:

[ ]	ORIGINAL ISSUE DISCOUNT NOTE SUBJECT TO “SPECIAL PROVISIONS” BELOW	[ ]	ORIGINAL ISSUE DISCOUNT NOTE FOR FEDERAL INCOME TAX PURPOSES ONLY
SPECIFIED CURRENCY:
     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.
     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                          DOLLARS ($                    ) on the Maturity Date shown above or, together with any premi um thereon, upon any applicable Redemption Date (subject to the “Special Provisions” on the reverse side hereof, if applicable), and to pay interest on such principal sum from the Original Issue Date shown above or from and including the most recent

Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 or such other dates, if any, as are specified under “Other Terms” above (the “Interest Payment Dates”), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which shall, unless otherwise specified above under “Other Terms”, be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, and no interest will accrue for the period from and after that Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, and no interest will accrue with respect to the payment due on such Interest Payment Date for the period from and after that Interest Payment Date to the next succeeding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to The Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.
     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.
     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP
Dated:	By

Vice President

Attest

Assistant Secretary
TRUSTEE’S CERTIFICATE
OF AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant to
the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee

By

Authorized Signatory
Or by
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

[Reverse Side of Note]
U.S. Bancorp
Medium-Term Note, Series R (Senior)
(Global Original Issue Discount Fixed Rate Note)
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.
     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified on the face hereof under “Other Terms”, expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown on the face hereof and as percentages of the Amortized Face Amount of this Note if this Note is an Original Issue Discount Note subject to the “Special Provisions” below as shown on the face hereof) as set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates, referred to on the face hereof, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms”, this Note is not subject to any sinking fund.
     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     Unless otherwise set forth on the face hereof under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Note may have such additional or different terms as are set forth on the face hereof, under “Other Terms”. Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.
     This Note shall be governed by and construed in accordance with the laws of the State of New York.
     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
SPECIAL PROVISIONS
     Unless otherwise indicated on the face hereof under “Other Terms”, if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated on the face hereof, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity hereof or in the event that this Note is redeemed shall be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus, in each case, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)).
     The “Amortized Face Amount” of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated. In no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term “issue price” means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified on the face hereof. The term “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date of this Note specified on the face hereof, to the Stated Maturity hereof based on the issue price and stated redemption price at maturity hereof.

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)
under Uniform Gift to Minors Act

(State)
     Additional abbreviations may be used though not in the above list.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in New York City or by a member of the New York Stock Exchange.

Exhibit 4.3(e)
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	U.S. Bancorp	REGISTERED
Medium-Term Note, Series R (Senior)
No. RM-	(Master Global Note)
     U.S. Bancorp (the “Issuer”), a corporation duly organized and existing under the laws of Delaware, for value received, hereby promises to pay to Cede & Co. or its registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date, and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by U.S. Bank Trust National Association (the “Issuing and Paying Agent”) as being evidenced by this Master Global Note, the principal amount then due and payable for each such obligation, and (ii) on each interest payment date, if any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by the Issuing and Paying Agent without the necessity of presentation and surrender of this Master Global Note.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF.
     This Master Global Note is a valid and binding obligation of the Issuer.

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     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated: , 2008	U.S. BANCORP

By:
Name:
Title:

Attest:
Name:
Title:
TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant
to the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee

By:

Authorized Signatory
Or by
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By:

Authorized Officer

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(Reverse Side of Note)
     This Master Global Note evidences certain indebtedness (the “Debt Obligations”) of the Issuer, which shall form a part of the Issuer’s unsecured, unsubordinated medium-term notes, Series R due nine months or more from the date of issue (“Series R”), all issued or to be issued under and pursuant to an Indenture dated as of October 1, 1991 (the “Indenture”), duly executed and delivered by the Issuer to Citibank, N.A., as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto (including the Issuer’s Officer’s Certificate and Company Order, dated April 25, 2008, with respect to, among other things, the establishment of Medium-Term Notes, Series R (Senior)) reference is hereby made for a description of the rights, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Debt Obligations. As provided in the Indenture, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Debt Obligations as evidenced by this Master Global Note aggregated with any other indebtedness of the Issuer issued under Series R are unlimited.
     Capitalized terms used herein that are not defined herein shall have the meanings assigned to them in the Indenture.
     No reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of the Issuer.
     At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each Debt Obligation evidenced by this Master Global Note. As of the date any such note certificate or certificates are issued, the Debt Obligations which are evidenced thereby shall no longer be evidenced by this Master Global Note.
     Beneficial interests in the Debt Obligations evidenced by this Master Global Note are exchangeable for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, only if (a) (i) The Depository Trust Company, as depositary (the “Depositary”), notifies the Issuer that it is unwilling or unable to continue as Depositary for this Master Global Note, or (ii) if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and in either case, a successor depositary is not appointed by the Issuer within 90 days after receiving notice or becoming aware the Depositary is unwilling or unable to continue as Depositary or is no longer so registered; (b) in the case of any other registered global note if (i) the clearing system(s) through which the notes are cleared and settled is closed for business for a continuous period of 14 days, other than by reason of holidays, statutory or otherwise; or (ii) the clearing system(s) through which the notes are cleared and settled announces an intention to cease business permanently or does in fact do so; (c) the Issuer in its sole discretion elects to issue definitive notes; or (d) after the occurrence of an Event of Default relating to a Debt Obligation evidenced by this Master Global Note, beneficial owners representing a majority in principal amount of such Debt Obligation advise the Depositary or other clearing system(s) through its participants to cease acting as depositary for such Debt Obligation evidenced by this Master Global Note. Any beneficial interests in such Debt Obligation that are exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Such definitive notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the registrar.
     Prior to due presentment of this Master Global Note for registration of transfer, the Issuer, the Trustee or any agent of the Issuer or the Trustee may treat the holder in whose name this Master Global Note is registered as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary except as required by applicable law.

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FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)
the Master Global Note and all rights thereunder, hereby irrevocably constituting and appointing                     attorney to transfer said Master Global Note on the books of the Issuer with full power of substitution in the premises.

Dated:

(Signature)
Signature(s) Guaranteed:	NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Global Note, in every particular, without alteration or enlargement or any change whatsoever.

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U.S. BANCORP
RIDER TO MASTER GLOBAL NOTE DATED ___, 2008
Medium-Term Notes, Series R (Senior)
This RIDER forms a part of and is incorporated into the Master Global Note dated                     , 2008, of U.S. Bancorp (the “Issuer”) registered in the name of Cede & Co, or its registered assigns, evidencing the Issuer’s Debt Obligations.
REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF SUCH MASTER GLOBAL NOTE (TOGETHER WITH THIS RIDER, HEREIN REFERRED TO AS THIS “MASTER GLOBAL NOTE”) SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE TRUSTEE, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT DATED APRIL 25, 2008, AND PROSPECTUS DATED APRIL 17, 2008 (EACH, AS IT MAY BE AMENDED OR SUPPLEMENTED, A “PRICING SUPPLEMENT”) RELATING TO EACH ISSUANCE OF DEBT OBLIGATIONS, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.
Section 1. Defined Terms.
Unless otherwise defined herein, all terms used in this Master Global Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
Section 2. General.
This Master Global Note is a duly authorized issue of the series of notes of the Issuer designated herein. By the terms of the Indenture, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Debt Obligations aggregated with any other indebtedness of the Issuer of this series are unlimited.
This Master Global Note may have such additional or different terms as are set forth in the applicable Pricing Supplement(s). Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Master Global Note.
Section 3. Payments of Principal and Interest.
Unless otherwise specified in the applicable Pricing Supplement, the issuer shall pay on the Maturity date of each Debt Obligation, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the original issue date of such Debt Obligation (the “Original Issue Date”), except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each applicable Interest Payment Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the applicable rate, until the principal of Debt Obligation is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Master Global Note (or one or more predecessor Master Global Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which, unless otherwise specified in the applicable Pricing Supplement, shall be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however,

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that interest payable on the Maturity date of any Debt Obligation or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder of the this Master Global Note on such Regular Record Date and may be paid to the Person in whose name this Master Global Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the holder of this Master Global Note not less than 10 days prior to such Special Record Date. In the event that any Maturity date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR Debt Obligations and EURIBOR Debt Obligations, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Payment of the principal of (and premium, if any) and interest on this Master Global Note will be made to the Depository, or its nominee, as the registered owner of this Master Global Note representing the Debt Obligations. A holder of this Master Global Note holding $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of the Debt Obligations shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than the Regular Record Date. Payment of the principal of (and premium, if any) and interest on this Master Global Note due on the Maturity date or any applicable Redemption Date will be made in immediately available funds.
The principal of and any premium and interest on the Debt Obligations under this Master Global Note are payable by the Issuer in the currency specified in the applicable Pricing Supplement. If the specified currency is other than U.S. dollars, the Issuer will (unless otherwise specified in the applicable Pricing Supplement) arrange to convert all payments in respect of the applicable Debt Obligations under this Master Global Note into U.S. dollars in the manner described in the following paragraph. If the specified currency is other than U.S. dollars, the holder may (if so indicated in the applicable Pricing Supplement) elect to receive all payments in respect of applicable Debt Obligations under this Master Global Note in the specified currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
In case the specified currency is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the specified currency for settlement on the payment date of the aggregate amount of the specified currency payable to the holder of this Master Global Note. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If the bids are not available, payment of the aggregate amount due to the holder on the payment date will be in the specified currency. All currency exchange costs will be borne by the holder of this Master Global Note by deductions from such payments due such holder.
Section 4. Redemption.
If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of the applicable Debt Obligations) are set forth in the applicable Pricing Supplement, such Debt Obligations are subject to redemption prior to the Maturity date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Master Global Note is registered at such address as shall appear in the Security Register of the Issuer, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Issuer, at the applicable Redemption Price so specified, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the holder of this Master Global Note (or one or more predecessor Notes) at the close of business on the relevant record dates referred to above, all as provided in the Indenture.

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Section 5. Sinking Funds.
Unless otherwise specified in the applicable Pricing Supplement, the Debt Obligations under this Master Global Note is not subject to any sinking fund.
Section 6. Principal Amount For Indenture Purposes.
For the purpose of determining whether holders of the requisite amount of the notes of Series R, including the Debt Obligations as evidenced by this Master Global Note, outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Master Global Note shall be deemed to be the aggregate principal amount outstanding of the Debt Obligations as evidenced by this Master Global Note.
Section 7. Modification and Waivers.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the notes of each series, including the holders of the Debt Obligations, to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the holders of not less than a majority in aggregate principal amount of the notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the holders of any notes, including the holders of Debt Obligations, at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal amount of the Debt Obligations of each series at the time Outstanding, on behalf of the holders of all Debt Obligations of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Master Global Note shall be conclusive and binding upon such holder and upon all future holders of this Master Global Note and of any Master Global Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Master Global Note.
No reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Master Global Note at the times, place and rate, and in the coin or currency, herein prescribed.
Section 8. Authorized Form and Denominations.
Unless otherwise set forth in the applicable Pricing Supplement, the Debt Obligations of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Debt Obligations of this series are exchangeable for a like aggregate principal amount of Debt Obligations of this series and of like tenor of a different authorized denomination, as requested by the holder surrendering the same.
No service charge will be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Master Global Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
Section 9. Registration of Transfer.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Master Global Note is registrable in the Security Register of the Issuer, upon surrender of this Master Global Note for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium, if any) and interest on this Master Global Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Master Global Notes of this series and of like tenor of

7

authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
Section 10. Events of Default.
If an Event of Default with respect to the Debt Obligations under this Master Global Note of this series shall occur and be continuing, the principal of all such Debt Obligations under this Master Global Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.
Section 12. Governing Law.
This Master Global Note shall be governed by and construed in accordance with the laws of the State of New York.

8

Exhibit 4.3(f)
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED		REGISTERED
	U.S. BANCORP	Principal Amount:
	Medium-Term Note, Series S (Subordinated)	$
No. SA—	(Global Fixed Rate Note)	CUSIP
No.

ORIGINAL ISSUE DATE:	MATURITY DATE:

INTEREST RATE:	REDEMPTION TERMS:
OTHER TERMS:
SPECIFIED CURRENCY:
     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                         DOLLARS ($                     ) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on (but excluding) each February 1 and August 1 or such other dates, if any, as are specified under “Other Terms” above (the “Interest Payment Dates”), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which shall, unless otherwise specified under “Other Terms” above, be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business

Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, and no interest will accrue for the period from and after that Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, and no interest will accrue with respect to the payment due on such Interest Payment Date for the period from and after that Interest Payment Date to the next succeeding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to The Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.
     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If the bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

2

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee identified below, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary
TRUSTEE’S CERTIFICATE
OF AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant to
the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee

By

Authorized Signatory
Or by
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

4

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series S (Subordinated)
(Global Fixed Rate Note)
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.
     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.
     The indebtedness evidenced by the Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Notes. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).
     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in

5

whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and with similar terms, and of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms,” this Note is not subject to any sinking fund.
     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized

6

denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
      Unless otherwise set forth on the face hereof, under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Note may have such additional or different terms as are set forth on the face hereof under “Other Terms.” Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.
     This Note shall be governed by and construed in accordance with the laws of the State of New York.
     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

7

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)
under Uniform Gift to Minors Act

(State)
     Additional abbreviations may be used though not in the above list.

8

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in New York City or by a member of the New York Stock Exchange.

9

Exhibit 4.3(g)
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED		REGISTERED

	U.S. Bancorp	Principal Amount:
No. SB-	Medium-Term Note, Series S (Subordinated)	$
	(Global Floating Rate Note)	CUSIP
No.

ORIGINAL ISSUE DATE:	MATURITY DATE:

INITIAL INTEREST RATE:	SPREAD:

BASE RATE (and, if	SPREAD MULTIPLIER:
applicable, related Interest Periods):
☐	Commercial Paper Rate REDEMPTION TERMS:

☐	Federal Funds Rate
☐	Federal Funds (Effective) Rate

☐	Federal Funds Open Rate

☐	Federal Funds Target Rate
☐	LIBOR

☐	EURIBOR

☐	Prime Rate

☐	CD Rate

☐	Treasury Rate

☐	CMT Rate
☐	Reuters Page FRBCMT

☐	Reuters Page FEDCMT
☐	One-Week ☐ One-Month

☐	Other (see “Other Terms”)	OTHER TERMS:
INDEX MATURITY:
MAXIMUM INTEREST RATE:
MINIMUM INTEREST RATE:
INTEREST RESET DATES:
INTEREST PAYMENT DATES:
INTEREST RESET PERIOD:
SPECIFIED CURRENCY:
DAY COUNT CONVENTION:
☐	30/360 for the period

From To

☐	Actual/360 for the period

From To

☐	Actual/Actual for the period

From To

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                          DOLLARS ($                      ) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or, except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date shown above, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions set forth on the reverse side hereof relating to the applicable Base Rate specified above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in such Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which, unless otherwise specified under “Other Terms” above, shall be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR and EURIBOR notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to The Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under “Redemption Terms”, this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the registered holder of the Note.
     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount

2

of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If the bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.
     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary
TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant
to the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee
By
Authorized Signatory
Or by
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent
By
Authorized Officer

4

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series S (Subordinated)
(Global Floating Rate Note)
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.
     General
     The rate of interest for this Note will be determined by reference to one or more Base Rates specified on the face hereof, which may be adjusted by a Spread and/or Spread Multiplier. The “Spread” is the number of basis points, or one-hundredth of a percentage point, specified on the face hereof to be added or subtracted from the Base Rate specified on the face hereof. The “Spread Multiplier” is the percentage specified on the face hereof to be applied to the Base Rate specified on the face hereof. This Note may also have either or both of the following: (i) a Maximum Interest Rate, or ceiling, on the rate at which interest will accrue during any Interest Reset Period; and (ii) a Minimum Interest Rate, or floor, on the rate at which interest will accrue during any Interest Reset Period. Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Under present New York law, the maximum rate of interest is 25% per annum on a simple interest basis. This limit may not apply to Notes in which $2,500,000 or more has been invested.
     Commencing with the Interest Reset Date specified on the face hereof, first following the Original Issue Date specified on the face hereof, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such specified period, an “Interest Reset Period,” and the date on which each such reset occurs, an “Interest Reset Date”). Unless otherwise specified on the face hereof under “Other Terms,” the Interest Reset Date will be as follows: in the case of Notes which are reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) which are reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which are reset weekly, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); in the case of Notes which are reset monthly, the third Wednesday of each month; in the case of Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes which are reset semi-annually, the third Wednesday of the two months of each year as indicated on the face hereof, by the Interest Reset Dates; and in the case of Notes which are reset annually, the third Wednesday of the month of each year as indicated on the face hereof, by the Interest Reset Dates. Unless otherwise specified on the face hereof, the interest rate determined with respect to any Interest Determination Date (as defined below) will become effective on the next succeeding Interest Reset Date; provided, however, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date with respect to this Note (the “Initial Interest Rate”) will be as set forth on the face hereof. If any Interest Reset Date for any Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR and EURIBOR notes, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

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     As used herein, “Interest Determination Date” is the date that the Calculation Agent will refer to, when determining the new interest rate at which the interest rate on a Floating Rate Note will reset. Unless otherwise specified on the face hereof under “Other Terms,” the Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note, a CD Rate Note, or a CMT Rate Note (the “Commercial Paper Rate Interest Determination Date”, the “CD Rate Interest Determination Date”, and the “CMT Rate Interest Determination Date”, respectively) will be the second Business Day before the Interest Reset Date; for Federal Funds Rate Notes and Prime Rate Notes, the Business Day immediately preceding the related Interest Reset Date (the “Federal Funds Rate Interest Determination Date” and the “Prime Rate Interest Determination Date”, respectively); for EURIBOR Notes, the second TARGET Business Day before the Interest Reset Date (the “EURIBOR Interest Determination Date”); and for LIBOR Notes, the second London Business Day before the Interest Reset Date (the “LIBOR Interest Determination Date”). Unless otherwise specified on the face hereof under “Other Terms,” the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the “Treasury Rate Interest Determination Date”) will be the Business Day (other than the Interest Reset Date) on which Treasury Bills would normally be auctioned in the week in which such Interest Reset Date falls. Treasury Bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, that Friday will be the Treasury Rate Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on a day that is an Interest Reset Date for a Treasury Rate Note, the Interest Reset Date will be the following Business Day. The Interest Determination Date for a Floating Rate Note, which interest rate is determined by two or more Base Rates, will be the latest Business Day which is at least two Business Days prior to the Interest Reset Date for such Floating Rate Note on which each such Base Rate can be determined.
     Unless otherwise specified on the face hereof under “Other Terms,” interest payments on this Note on an Interest Payment Date will accrue from and including the most recent Interest Payment Date on which interest is paid or duly provided for, or if no interest is paid or duly provided for, the date will be from and including the Original Issue Date or any other date specified on the face hereof on which interest begins to accrue. Interest will accrue to, but excluding, the next Interest Payment Date, or if earlier, the date on which the principal is paid or duly made available for payment. Accrued interest is calculated by multiplying the face amount of this Note by the applicable accrued interest factor (the “Accrued Interest Factor”). This Accrued Interest Factor is the sum of the interest factors calculated for each day from the Original Issue Date or from the last date to which interest has been paid or duly provided for to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the annual interest rate, expressed as a decimal, applicable to that day by 360 in the case of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes, EURIBOR Notes, Prime Rate Notes, and CD Rate Notes, or by the actual number of days in the year in the case of Treasury Rate Notes and CMT Rate Notes. The interest rate in effect on each day will be (i) if the day is an Interest Reset Date, the interest rate for the Interest Determination Date related to the Interest Reset Date or (ii) if the day is not an Interest Reset Date, the interest rate for the Interest Determination Date related to the next preceding Interest Reset Date, subject in either case to the Maximum Interest Rate or Minimum Interest Rate referred to on the face hereof.
     On or before the Calculation Date (as defined below), U.S. Bank Trust National Association, as Calculation Agent (the “Calculation Agent”), will determine the interest rate in accordance with the foregoing with respect to the applicable Base Rate and will notify the Paying Agent. The Paying Agent will determine the Accrued Interest Factor applicable to this Note. The Paying Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The determinations of interest rates made by the Calculation Agent shall, in the absence of manifest error, be conclusive and binding, and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The determinations of Accrued Interest Factors made by the Paying Agent shall be conclusive and binding. Unless otherwise specified on the face hereof under “Other Terms,” the “Calculation Date” means the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if that day is not a Business Day, the following Business Day, and (ii) the Business Day before the applicable Interest Payment Date, Maturity Date or Redemption Date, as the case may be.

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     Unless otherwise specified on the face hereof under “Other Terms,” all percentages resulting from any calculation on this Note, will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward. For example, 9.876545% (or ..09876545) will be rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) will be rounded to 9.87654% (or .0987654)). All calculations of the Accrued Interest Factor for any day on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-millionth, with five one-billionths rounded upward (e.g., .098765455 will be rounded to .09876546 and .098765454 will be rounded to .09876545). All dollar amounts used in or resulting from calculation on this Note will be rounded to the nearest cent, with one-half cent being rounded upward.
     Determination of Commercial Paper Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the Commercial Paper Rate, this Note is a “Commercial Paper Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Commercial Paper Rate as adjusted by the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Commercial Paper Rate Interest Determination Date. Commercial Paper Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” “Commercial Paper Rate” means, with respect to any Commercial Paper Rate Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the Index Maturity specified on the face hereof as published in “Statistical Release H.15(519), Selected Interest Rates” or any successor publication of the Board of Governors of the Federal Reserve System (“H.15 (519)”) under the heading “Commercial Paper — Nonfinancial.”
     The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above: (1) If the rate is not published by 3:00 p.m., New York City time, on the Calculation Date relating to the Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on the Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as set forth in the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication (the “H.15 Daily Update”) under the heading “Commercial Paper — Nonfinancial;” (2) If by 3:00 p.m., New York City time, on the Calculation Date the rate is not published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on the Commercial Paper Rate Interest Determination Date, of three leading dealers of commercial paper in New York City selected by the Calculation Agent, after consultation with the Company, for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected by the Calculation Agent are not quoting as described above in this sentence, the Commercial Paper Rate in effect immediately before the Commercial Paper Rate Interest Determination Date will not change and will remain the Commercial Paper Rate in effect on the Commercial Paper Rate Interest Determination Date.
     “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield	=	D x 360	x 100

360 - (D x M)
where “D” refers to the applicable per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Interest Period for which the interest is being calculated.
     Determination of Federal Funds Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the Federal Funds Rate, this Note is a “Federal Funds Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Federal Funds Rate as adjusted by the

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Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Federal Funds Rate Interest Determination Date. Federal Funds Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any. The Federal Funds Rate will be calculated by reference to either the Federal Funds (Effective) Rate, the Federal Funds Open Rate or the Federal Funds Target Rate, as specified on the face hereof.
     Unless otherwise specified on the face hereof under “Other Terms,” “Federal Funds Rate” means the rate determined by the Calculation Agent, with respect to any Federal Funds Rate Interest Determination Date, in accordance with the following provisions:
     (1) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date shall be the rate with respect to such date for United States dollar federal funds as published in H.15(519) opposite the caption “Federal Funds (Effective),” as such rate is displayed on Reuters on page FEDFUNDS1 (or any other page as may replace such page on such service) (“Reuters Page FEDFUNDS1”) under the heading “EFFECT,” or, if such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date, the rate with respect to such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal funds (effective).” If such rate does not appear on Reuters Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of U.S. dollar federal funds transactions in New York City (which may include the agents or their affiliates) selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on the Business Day following such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.
     (2) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date shall be the rate on such date under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Reuters on page 5 (or any other page as may replace such page on such service) (“Reuters Page 5”), or, if such rate does not appear on Reuters Page 5 by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for the Federal Funds Rate Interest Determination Date will be the rate for that day displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg. If such rate does not appear on Reuters Page 5 or is not displayed on FFPREBON Index page on Bloomberg or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.
     (3) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for such Federal Funds Rate Interest Determination Date will be the rate for that day appearing on Reuters Page USFFTARGET= (or any other page as may replace such page on such service) (“Reuters Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Reuters Page USFFTARGET= by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates

8

for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date.
     Determination of LIBOR
     If the Base Rate specified on the face hereof with respect to any Interest Period is LIBOR, this Note is a “LIBOR Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be LIBOR as adjusted by the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable LIBOR Interest Determination Date. LIBOR Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” “LIBOR” will be determined by the Calculation Agent with respect to each LIBOR Interest Determination Date in accordance with the following provisions:
     (1) With respect to LIBOR Interest Determination Date, LIBOR will be the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof as such rate is displayed on Reuters on page LIBOR01 (or any other page as may replace such page on such service for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency) (“Reuters Page LIBOR01”) as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If no such rate so appears, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with provision described in clause (2) below.
     (2) With respect to LIBOR Interest Determination Date on which no rate is displayed on Reuters Page LIBOR01 as specified in clause (1) above, the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include affiliates of the agents) in the London interbank market, as selected by the Calculation Agent to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the agents) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.
     As referenced above, “Designated LIBOR Currency” means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such Designated LIBOR Currency is specified on the face hereof, U.S. dollars. “Principal Financial Center” means (i) the capital city of the country issuing the Designated LIBOR Currency or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates, except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City, Sydney, Toronto, London (solely in the case of the Designated LIBOR Currency), Wellington, Johannesburg and Zurich, respectively.

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     Determination of EURIBOR
     If the Base Rate specified on the face hereof with respect to any Interest Period is EURIBOR, this Note is a “EURIBOR Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the EURIBOR Rate as adjusted by the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable EURIBOR Interest Determination Date. EURIBOR Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” EURIBOR means, with respect to any EURIBOR Interest Determination Date, a base rate equal to the interest rate for deposits in euro designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI — the Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing that rate. EURIBOR will be determined in the following manner:
     (1) EURIBOR will be the offered rate for deposits in euro having the Index Maturity specified on the face hereof, beginning on the second euro Business Day after such EURIBOR Interest Determination Date, as that rate appears on Reuters Page EURIBOR 01 as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date.
     (2) If the rate described above does not appear on Reuters Page EURIBOR 01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent: euro deposits having such EURIBOR Index Maturity, beginning on such EURIBOR Interest Reset Date, and in a representative amount. The Calculation Agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the quotations.
     (3) If fewer than two quotations are provided as described above, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m., Brussels time on that EURIBOR Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent: loans of euro having such EURIBOR Index Maturity, beginning on such EURIBOR Interest Reset Date, and in an amount that is representative of a single transaction in euro in that market at the time.
     (4) If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new Interest Period will be EURIBOR in effect for the prior Interest Period. If the initial Base Rate has been in effect for the prior Interest Period, however, it will remain in effect for the new Interest Period.
     Determination of Prime Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the Prime Rate, this Note is a “Prime Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Prime Rate as adjusted by the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Prime Rate Interest Determination Date. Prime Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” “Prime Rate” means, with respect to any Prime Rate Interest Determination Date, the rate on such date as such rate is published in H.15(519) under the caption “Bank prime loan” or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Bank prime loan.” If such rate is not yet published in H.15(519), H.15 Daily Update, or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the rates of interest publicly announced by each bank that appears on Reuters on page USPRIME1 (or any other page as may replace such page on such service for the purpose of displaying prime rates or base lending rates of major United States banks) (“Reuters Page USPRIME1”) as such bank’s prime rate or base lending rate as of 11:00 a.m., New York City time, on such Prime Rate Interest Determination Date. If

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fewer than four such rates so appear on the Reuters Page USPRIME1 for such Prime Rate Interest Determination Date by 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include affiliates of the dealers) in New York City selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.
     “Reuters Page USPRIME1” means the display on the Reuters 3000 Xtra Service (or any successor service) on the “USPRIME1 Page” (or such other page as may replace the USPRIME1 Page on such service) for the purpose of displaying prime rates or base lending rates of major U.S. banks.
     Determination of the CD Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the CD Rate, this Note is a “CD Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CD Rate as adjusted by the Spread and/or the Spread Multiplier, as specified on the face hereof, as determined on the applicable CD Rate Interest Determination Date. CD Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” “CD Rate” means, with respect to any CD Rate Interest Determination Date, the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519), under the heading “CDs (Secondary Market).” If the CD Rate cannot be determined in this manner, the following procedures will apply:
     (1) If the rate described above is not published by 3:00 p.m., New York City time, on the relevant Calculation Date, then the CD Rate will be the rate on that CD Rate Interest Determination Date for negotiable U.S. dollar certificates of deposit having the specified Index Maturity as published in H.15 Daily Update, or other recognized electronic sources used for the purpose of displaying the applicable rate, under the caption “CDs (Secondary Market).”
     (2) If by 3:00 p.m., New York City time, on the applicable Calculation Date, that rate is not published in either H.15(519), H.15 Daily Update or another recognized electronic source, the CD Rate for that CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that CD Rate Interest Determination Date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in New York City, which may include one or more of the agents or their affiliates, selected by the Calculation Agent, after consultation with us, for negotiable U.S. dollar certificates of deposit of major U.S. money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time.
     (3) If the dealer(s) selected as described above by the Calculation Agent are not quoting rates as set forth above, the CD Rate for that CD interest rate determination date will be the CD Rate in effect for the immediately preceding interest reset period, or if there was no interest reset period, then the rate of interest payable will be the Initial Interest Rate.
     Determination of Treasury Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the Treasury Rate, this Note is a “Treasury Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate as adjusted by the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Treasury Rate Interest Determination Date. Treasury Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.

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     Unless otherwise specified on the face hereof under “Other Terms,” “Treasury Rate” means, with respect to any Treasury Rate Interest Determination Date, the rate from the auction held on such Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof under the caption “INVEST RATE” on the display on Reuters page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) or, if not so published at 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High.” If such rate is not so published in the related H.15 Daily Update or another recognized source by 3:00 p.m., New York City time, on the related Calculation Date, the Treasury Rate on such Treasury Rate Interest Determination Date shall be the Bond Equivalent Yield of the Auction rate of such Treasury Bills as announced by the United States Department of the Treasury. In the event that such Auction rate is not so announced by the United States Department of the Treasury on such Calculation Date, or if no such Auction is held, then the Treasury Rate on such Treasury Rate Interest Determination Date shall be the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “U.S. government securities/treasury bills/secondary market” or, if not yet published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. government securities/treasury bills (secondary market).” If such rate is not yet published in the H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Treasury Rate on such Treasury Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Interest Determination Date, of the three leading primary United States government securities dealers (which may include the agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.
     The “Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

D × N
Bond Equivalent Yield	=	360 — (D× M)	× 100
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable interest reset period.
     Determination of CMT Rate
     If the Base Rate specified on the face hereof with respect to any Interest Period is the CMT Rate, this Note is a “CMT Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CMT Rate as adjusted by the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable CMT Rate Interest Determination Date. CMT Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.
     Unless otherwise specified on the face hereof under “Other Terms,” with respect to any CMT Rate Interest Determination Date:
     (1) If “Reuters Page FRBCMT” is the specified CMT Reuters Page on the face hereof, the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in H.15(519)

12

under the caption “Treasury constant maturities,” as such yield is displayed on Reuters (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Reuters Page FRBCMT”) for such CMT Rate Interest Determination Date. If such rate does not appear on Reuters Page FRBCMT, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof and for such CMT Rate Interest Determination Date as set forth in H.15(519) under the caption “Treasury constant maturities.” If such rate does not appear in H.15(519), the CMT Rate on such CMT Rate Interest Determination Date shall be the rate for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in H.15(519). If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for such CMT Rate Interest Determination Date, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate Interest Determination Date shall be the CMT Rate in effect on such CMT Rate Interest Determination Date.
     (2) If “Reuters Page FEDCMT” is the specified CMT Reuters Page on the face hereof, the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in H.15(519) opposite the caption “Treasury Constant Maturities,” as such yield is displayed on Reuters on page FEDCMT (or any other page as may replace such page on such service) (“Reuters Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls. If such rate does not appear on Reuters Page FEDCMT, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the week or month, as applicable, preceding such CMT Rate Interest Determination Date as set forth in H.15(519) opposite the caption “Treasury Constant Maturities.” If such rate does not appear in H.15(519), the CMT Rate on such CMT Rate Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls. If the Federal Reserve Bank of New York does not publish a one-week or one-month, as specified on the face

13

hereof, average yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the applicable week or month, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity of no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity longer than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate determination date shall be the CMT Rate in effect on such CMT Rate Interest Determination Date.
     Redemption
     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof, under “Redemption Terms”, this Note is not subject to any sinking fund.
     Miscellaneous Provisions
     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

14

     The indebtedness evidenced by the Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Notes. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).
     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     Unless otherwise set forth on the face hereof under “Other Terms,” the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

15

     This Note may have such additional or different terms as are set forth on the face hereof under “Other Terms.” Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.
     This Note shall be governed by and construed in accordance with the laws of the State of New York.
     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

16

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common
UNF GIFT MIN ACT— Custodian
(Cust) (Minor)
under Uniform Gift to Minors Act
(State)
     Additional abbreviations may be used though not in the above list.

17

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in New York City or by a member of the New York Stock Exchange.

18

Exhibit 4.3(h)
REGISTERED
No. SC-
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
REGISTERED
Principal Amount:
$
CUSIP
No.
U.S. Bancorp
Medium-Term Note, Series S (Subordinated)
(Global Original Issue Discount Zero Coupon Note)

ORIGINAL ISSUE DATE:	MATURITY DATE:

OTHER TERMS:	REDEMPTION TERMS:

ORIGINAL ISSUE DISCOUNT:	YIELD TO MATURITY:

SPECIFIED CURRENCY:
     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.
     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     or registered assigns, the principal sum of                     DOLLARS ($                    ) on the Maturity Date shown above.

     The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the Yield to Maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date and no interest will accrue for the period from or after that Maturity Date. In the event that any Redemption Date is not a Business Day, such Redemption Date shall be postponed to the next day that is a Business Day, and no interest will accrue for the period from or after that Redemption Date. Payment of the principal of (and premium, if any) and interest on this Note will be made to The Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date.
     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.
     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary
TRUSTEE’S CERTIFICATE
OF AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant to
the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee

By

Authorized Signatory

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series S (Subordinated)
(Global Original Issue Discount Zero Coupon Note)
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided may be issued in an unlimited principal amount.
     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.
     The indebtedness evidenced by the Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Notes. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).
     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified on the face hereof under “Other Terms”, expressed as percentages of the Amortized Face Amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms”, this Note is not subject to any sinking fund.
     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.
     The amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity or in the event that this Note is redeemed shall, unless otherwise indicated on the face hereof under “Other Terms”, be the Amortized Face Amount of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the day such payment is due and payable, as determined by the Company, plus, in each case, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)).
     The “Amortized Face Amount” of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated. In no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term “issue price” means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified on the face hereof. The term “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date of this Note specified on the face hereof, to the Stated Maturity hereof based on the issue price and stated redemption price at the maturity hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.
     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal (and premium, if any) of this Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     Unless otherwise set forth on the face hereof under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this

Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Note may have such additional or different terms as are set forth on the face hereof, under “Other Terms”. Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.
     This Note shall be governed by and construed in accordance with the laws of the State of New York.
     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)
under Uniform Gift to Minors Act

(State)
     Additional abbreviations may be used though not in the above list.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in New York City or by a member of the New York Stock Exchange.

Exhibit 4.3(i)
REGISTERED
No. SD-
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
REGISTERED
Principal Amount
$
CUSIP No.
U.S. Bancorp
Medium-Term Note, Series S (Subordinated)
(Global Original Issue Discount Fixed Rate Note)

ORIGINAL ISSUE DATE:	MATURITY DATE:

INTEREST RATE:	REDEMPTION TERMS:

OTHER TERMS:

ORIGINAL ISSUE DISCOUNT:	YIELD TO MATURITY:

☐ ORIGINAL ISSUE DISCOUNT NOTE	☐ ORIGINAL ISSUE DISCOUNT NOTE FOR
SUBJECT TO “SPECIAL PROVISIONS”	FEDERAL INCOME TAX PURPOSES
BELOW	ONLY
SPECIFIED CURRENCY:
     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.
     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                          DOLLARS ($                    ) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date (subject to the “Special Provisions” on the reverse side hereof, if applicable), and to pay interest on such principal sum from the Original Issue Date shown above or from and including the most recent

Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 or such other dates, if any, as are specified under “Other Terms” above (the “Interest Payment Dates”), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which shall, unless otherwise specified above under “Other Terms”, be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, and no interest will accrue for the period from and after that Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, and no interest will accrue with respect to the payment due on such Interest Payment Date for the period from and after that Interest Payment Date to the next succeeding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to The Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.
     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.
     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary
TRUSTEE’S CERTIFICATE
OF AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant to
the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee

By

Authorized Signatory

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

[Reverse Side of Note]
U.S. Bancorp
Medium-Term Note, Series S (Subordinated)
(Global Original Issue Discount Fixed Rate Note)
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.
     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.
     The indebtedness evidenced by the Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Notes. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).
     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified on the face hereof under “Other Terms”, expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown on the face hereof and as percentages of the Amortized Face Amount of this Note if this Note is an Original Issue

Discount Note subject to the “Special Provisions” below as shown on the face hereof) as set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates, referred to on the face hereof, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms”, this Note is not subject to any sinking fund.
     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     Unless otherwise set forth on the face hereof under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Note may have such additional or different terms as are set forth on the face hereof, under “Other Terms”. Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.
     This Note shall be governed by and construed in accordance with the laws of the State of New York.
     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

SPECIAL PROVISIONS
     Unless otherwise indicated on the face hereof under “Other Terms”, if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated on the face hereof, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity hereof or in the event that this Note is redeemed shall be the Amortized Face Amount of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus, in each case, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)).
     The “Amortized Face Amount” of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated. In no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term “issue price” means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified on the face hereof. The term “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date of this Note specified on the face hereof, to the Stated Maturity hereof based on the issue price and stated redemption price at maturity hereof.

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)
under Uniform Gift to Minors Act

(State)
     Additional abbreviations may be used though not in the above list.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in New York City or by a member of the New York Stock Exchange.

Exhibit 4.3(j)
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	U.S. Bancorp	REGISTERED
Medium-Term Note, Series S (Subordinated)
No. SE-	(Master Global Note)
     U.S. Bancorp (the “Issuer”), a corporation duly organized and existing under the laws of Delaware, for value received, hereby promises to pay to Cede & Co. or its registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date, and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by U.S. Bank Trust National Association (the “Issuing and Paying Agent”) as being evidenced by this Master Global Note, the principal amount then due and payable for each such obligation, and (ii) on each interest payment date, if any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by the Issuing and Paying Agent without the necessity of presentation and surrender of this Master Global Note.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF.
     This Master Global Note is a valid and binding obligation of the Issuer.

1

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated: , 2008	U.S. BANCORP

By:

Name:
Title:

Attest:

Name:
Title:
TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the series
designated herein and issued pursuant
to the within-mentioned Indenture.
CITIBANK, N.A.,
as Trustee

By:

Authorized Signatory

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION, as Authenticating Agent

By:

Authorized Officer

2

(Reverse Side of Note)
     This Master Global Note evidences certain indebtedness (the “Debt Obligations”) of the Issuer, which shall form a part of the Issuer’s unsecured, subordinated medium-term notes, Series S due nine months or more from the date of issue (“Series S”), all issued or to be issued under and pursuant to an Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), duly executed and delivered by the Issuer to Citibank, N.A., as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto (including the Issuer’s Officer’s Certificate and Company Order, dated April 25, 2008, with respect to, among other things, the establishment of Medium-Term Notes, Series S (Subordinated)) reference is hereby made for a description of the rights, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Debt Obligations. As provided in the Indenture, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Debt Obligations as evidenced by this Master Global Note aggregated with any other indebtedness of the Issuer issued under this Series S are unlimited.
     Capitalized terms used herein that are not defined herein shall have the meanings assigned to them in the Indenture.
     The indebtedness evidenced by this Master Global Note is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Issuer, as defined in the Indenture, and each Holder of this Master Global Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Master Global Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.
     The indebtedness evidenced by this Master Global Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Issuer, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of this Master Global Note (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of this Master Global Note. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).
     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Master Global Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of the Issuer.
     At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each Debt Obligation evidenced by this Master Global Note. As of the date any such note certificate or certificates are issued, the Debt Obligations which are evidenced thereby shall no longer be evidenced by this Master Global Note.
     Beneficial interests in the Debt Obligations evidenced by this Master Global Note are exchangeable for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, only if (a) (i) The Depository Trust Company, as depositary (the “Depositary”), notifies the Issuer that it is unwilling or unable to continue as Depositary for this Master Global Note, or (ii) if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and in either case, a successor depositary

3

is not appointed by the Issuer within 90 days after receiving notice or becoming aware the Depositary is unwilling or unable to continue as Depositary or is no longer so registered; (b) in the case of any other registered global note if (i) the clearing system(s) through which the notes are cleared and settled is closed for business for a continuous period of 14 days, other than by reason of holidays, statutory or otherwise; or (ii) the clearing system(s) through which the notes are cleared and settled announces an intention to cease business permanently or does in fact do so; (c) the Issuer in its sole discretion elects to issue definitive notes; or (d) after the occurrence of an Event of Default relating to a Debt Obligation evidenced by this Master Global Note, beneficial owners representing a majority in principal amount of such Debt Obligation advise the Depositary or other clearing system(s) through its participants to cease acting as depositary for such Debt Obligation evidenced by this Master Global Note. Any beneficial interests in such Debt Obligation that are exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Such definitive notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the registrar.
     Prior to due presentment of this Master Global Note for registration of transfer, the Issuer, the Trustee or any agent of the Issuer or the Trustee may treat the holder in whose name this Master Global Note is registered as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary except as required by applicable law.

4

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)
the Master Global Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Master Global Note on the books of the Issuer with full power of substitution in the premises.

Dated:

(Signature)
Signature(s) Guaranteed:	NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Global Note, in every particular, without alteration or enlargement or any change whatsoever.

5

U.S. BANCORP
RIDER TO MASTER GLOBAL NOTE DATED                     , 2008
Medium-Term Notes, Series S (Subordinated)
This RIDER forms a part of and is incorporated into the Master Global Note dated ___, 2008, of U.S. Bancorp (the “Issuer”) registered in the name of Cede & Co, or its registered assigns, evidencing the Issuer’s Debt Obligations.
REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF SUCH MASTER GLOBAL NOTE (TOGETHER WITH THIS RIDER, HEREIN REFERRED TO AS THIS “MASTER GLOBAL NOTE”) SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE TRUSTEE, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT DATED APRIL 25, 2008, AND PROSPECTUS DATED APRIL 17, 2008 (EACH, AS IT MAY BE AMENDED OR SUPPLEMENTED, A “PRICING SUPPLEMENT”) RELATING TO EACH ISSUANCE OF DEBT OBLIGATIONS, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.
Section 1. Defined Terms.
Unless otherwise defined herein, all terms used in this Master Global Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
Section 2. General.
This Master Global Note is a duly authorized issue of the series of notes of the Issuer designated herein. By the terms of the Indenture, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Debt Obligations aggregated with any other indebtedness of the Issuer of this series are unlimited.
This Master Global Note may have such additional or different terms as are set forth in the applicable Pricing Supplement(s). Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Master Global Note.
The indebtedness evidenced by this Master Global Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Issuer, as defined in the Indenture, and the holder of this Master Global Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Master Global Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.
The indebtedness evidenced by this Master Global Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Issuer, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of this Master Global Note (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first

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be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of this Master Global Note. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).
Section 3. Payments of Principal and Interest.
Unless otherwise specified in the applicable Pricing Supplement, the issuer shall pay on the Maturity date of each Debt Obligation, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the original issue date of such Debt Obligation (the “Original Issue Date”), except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each applicable Interest Payment Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the applicable rate, until the principal of Debt Obligation is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Master Global Note (or one or more predecessor Master Global Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which, unless otherwise specified in the applicable Pricing Supplement, shall be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity date of any Debt Obligation or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder of the this Master Global Note on such Regular Record Date and may be paid to the Person in whose name this Master Global Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the holder of this Master Global Note not less than 10 days prior to such Special Record Date. In the event that any Maturity date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR Debt Obligations and EURIBOR Debt Obligations, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Payment of the principal of (and premium, if any) and interest on this Master Global Note will be made to the Depository, or its nominee, as the registered owner of this Master Global Note representing the Debt Obligations. A holder of this Master Global Note holding $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of the Debt Obligations shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than the Regular Record Date. Payment of the principal of (and premium, if any) and interest on this Master Global Note due on the Maturity date or any applicable Redemption Date will be made in immediately available funds.
The principal of and any premium and interest on the Debt Obligations under this Master Global Note are payable by the Issuer in the currency specified in the applicable Pricing Supplement. If the specified currency is other than U.S. dollars, the Issuer will (unless otherwise specified in the applicable Pricing Supplement) arrange to convert all payments in respect of the applicable Debt Obligations under this Master Global Note into U.S. dollars in the manner described in the following paragraph. If the specified currency is other than U.S. dollars, the holder may (if so indicated in the applicable Pricing Supplement) elect to receive all payments in respect of applicable Debt Obligations under this Master Global Note in the specified currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than the Regular Record Date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.
In case the specified currency is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by an exchange rate agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the specified currency for settlement on the payment date of the aggregate amount of the specified currency

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payable to the holder of this Master Global Note. If this bid quotation is not available, such exchange rate agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by such exchange rate agent. If the bids are not available, payment of the aggregate amount due to the holder on the payment date will be in the specified currency. All currency exchange costs will be borne by the holder of this Master Global Note by deductions from such payments due such holder.
Section 4. Redemption.
If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of the applicable Debt Obligations) are set forth in the applicable Pricing Supplement, such Debt Obligations are subject to redemption prior to the Maturity date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Master Global Note is registered at such address as shall appear in the Security Register of the Issuer, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Issuer, at the applicable Redemption Price so specified, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the holder of this Master Global Note (or one or more predecessor Notes) at the close of business on the relevant record dates referred to above, all as provided in the Indenture.
Section 5. Sinking Funds.
Unless otherwise specified in the applicable Pricing Supplement, the Debt Obligations under this Master Global Note is not subject to any sinking fund.
Section 6. Principal Amount For Indenture Purposes.
For the purpose of determining whether holders of the requisite amount of the notes of Series S, including the Debt Obligations as evidenced by this Master Global Note, outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Master Global Note shall be deemed to be the aggregate principal amount outstanding of the Debt Obligations as evidenced by this Master Global Note.
Section 7. Modification and Waivers.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the notes of each series, including the holders of the Debt Obligations, to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the holders of not less than a majority in aggregate principal amount of the notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the holders of any notes, including the holders of Debt Obligations, at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal amount of the Debt Obligations of each series at the time Outstanding, on behalf of the holders of all Debt Obligations of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Master Global Note shall be conclusive and binding upon such holder and upon all future holders of this Master Global Note and of any Master Global Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Master Global Note.
Subject to the rights of holders of Senior Indebtedness and General Obligations of the Issuer as provided in the Indenture, no reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Master Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

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Section 8. Authorized Form and Denominations.
Unless otherwise set forth in the applicable Pricing Supplement, the Debt Obligations of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Debt Obligations of this series are exchangeable for a like aggregate principal amount of Debt Obligations of this series and of like tenor of a different authorized denomination, as requested by the holder surrendering the same.
No service charge will be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Master Global Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
Section 9. Registration of Transfer.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Master Global Note is registrable in the Security Register of the Issuer, upon surrender of this Master Global Note for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium, if any) and interest on this Master Global Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Master Global Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
Section 10. Events of Default.
If an Event of Default with respect to the Debt Obligations under this Master Global Note of this series shall occur and be continuing, the principal of all such Debt Obligations under this Master Global Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.
Section 12. Governing Law.
This Master Global Note shall be governed by and construed in accordance with the laws of the State of New York.

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